As Filed With The Securities And Exchange Commission on May 25, 1999.

                                       File Nos. 33-25678 and 811-5702

               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D. C.  20549

                           Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             (X)

Pre-Effective Amendment No.                                         ( )

Post-Effective Amendment No.    10                                  (X)

                              and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     (X)

Amendment No.    14                                                 (X)


                 American Gas Index Fund, Inc.
       (Exact Name of Registrant as Specified in Charter)


        4922 Fairmont Avenue, Bethesda, Maryland  20814
      (Address of Principal Executive Offices) (Zip Code)

                         (301) 657-1500
      (Registrant's Telephone Number, Including Area Code)


                       Timothy N. Coakley
                      4922 Fairmont Avenue
                   Bethesda, Maryland  20814
       (Name and Address of Agent for Service of Process)

Approximate Date of Commencement of the Proposed Public Offering of the Securities:

It is proposed that this filing will become effective (check appropriate box):

_____ immediately upon filing pursuant to paragraph (b) of rule 485.
_____ on (date) pursuant to paragraph (b)(1)(v) of rule 485.
_____ 60 days after filing pursuant to paragraph (a) (1) of rule 485.
__X__ on August 1, 1999 pursuant to paragraph (a) (1) of rule 485.
_____ 75 days after filing pursuant to paragraph (a) (2) of rule 485.
_____ on (date) pursuant to paragraph (a) (2) of rule 485.

                     AMERICAN GAS INDEX FUND, INC.

                  REGISTRATION STATEMENT ON FORM N-1A

                         Cross Reference Sheet
                        Required By Rule 495(a)
                   Under The Securities Act of 1933

Form N-1A                               Location in
Item No.                                Registration Statement
----------                              ----------------------

          Part A. Information Required in Prospectus
          ------------------------------------------

1.   Front and Back Cover Pages         Front Cover Page of
                                        Prospectus;
                                        Back Cover Page of Prospectus

2.   Risk/Return Summary                Risk and Return Summary

3.   Risk/Return Summary:  Fee Table    Risk/Return Bar Chart and
                                        Table; Performance Table; Fees
                                        and Expenses

4.   Investment Objectives, Principal   Investment Objectives,
     Investment Strategies, and         Principal Investment
     Related Risks                      Strategies, and Related Risks

5.   Management's Discussion of Fund    Management Discussion of Fund
     Performance                        Performance: Performance
                                        Comparison

6.   Management, Organization, and      Management, Organization, and
     Capital Structure                  Capital Structure:  Investment
                                        Adviser; Year 2000
                                        Preparations

7.   Shareholder Information            Shareholder Information:  How
                                        to Invest in the Fund; How to
                                        Redeem Your Investment; Additional
                                        Information About the Fund:
                                        Exchanging Fund Shares; Pricing of
                                        Fund Shares; Dividends and
                                        Distributions; Tax Consequences of
                                        Investing in the Fund

8.   Distribution Arrangements          Not Applicable

9.   Financial Highlights Information   Financial Highlights


               Part B: Information Required In
              Statement of Additional Information
              -----------------------------------

10.  Cover Page and Table of Contents   Cover Page and Table of
                                        Contents

11.  Fund History                       Not Applicable

12.  Description of the Fund and Its    Fund Description, Investments,
     Investments and Risks              and Risks; Investment
                                        Limitations

13.  Management of the Fund             Management of the Fund

14.  Control Persons and Principal      Control Persons and Principal
     Holders of Securities              Holders of Securities

15.  Investment Advisory and Other      Investment Advisory and Other
     Services                           Services:  Investment Adviser;
                                        Custodian and Independent
                                        Public Accountant

16.  Brokerage Allocation and Other     Brokerage Allocation and Other
     Practices                          Practices

Form N-1A                               Location in
Item No.                                Registration Statement
---------                               ----------------------

17.  Capital Stock and Other            Not Applicable
     Securities

18.  Purchase, Redemption and           Purchase and Redemption of
     Pricing of Shares                  Shares

19.  Taxation of the Fund               Taxation of the Fund

20.  Underwriters                       Not Applicable

21.  Calculation of Performance Data    Calculation of Performance
                                        Data:  Average Annual Total
                                        Return Quotation; Computation
                                        of Yield

22.  Financial Statements               Financial Statements


                  Part C: Other Information
                  -------------------------

23.  Exhibits                           Exhibits

24.  Persons Controlled by or Under     Persons Controlled by or Under
     Common Control with the Fund       Common Control with the Fund

25.  Indemnification                    Indemnification

26.  Business and Other Connections     Business and Other Connections
     of Investment Adviser              of Investment Adviser

27.  Principal Underwriters             Not Applicable

28.  Location of Accounts and Records   Location of Accounts and
                                        Records

29.  Management Services                Not Applicable

32.  Undertakings                       Not Applicable
     Signatures                         Signatures

                                PART A

                     AMERICAN GAS INDEX FUND, INC.



                              Prospectus
                            August 1, 1999


The American Gas Index Fund, Inc. (the "Fund") is a no-load mutual fund designed to provide investment results that correlate to those of an index comprising the common stocks of natural gas distribution and transmission companies including members of the American Gas
Association ("A.G.A.").

This Prospectus contains important information about the Fund and should be read before investing. Please keep the Prospectus on file for future reference.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           TABLE of CONTENTS

                                                    Page

Risk and Return Summary:
Investments, Risks, and Performance
   Risk/Return Bar Chart and Table
   Performance Table

Fees and Expenses

Investment Objectives, Principal Investment
Strategies, and Related Risks

Management's Discussion of Fund Performance
   Performance Comparison

Shareholder Information
   How to Invest in the Fund
   How to Redeem Your Investment

Additional Information About the Fund
   Exchanging Fund Shares
   Pricing of Fund Shares
   Dividends and Distributions
   Tax Consequences of Investing in the Fund

Management, Organization, and Capital Structure
   Investment Adviser
   Year 2000 Preparations

Financial Highlights

                        RISK and RETURN SUMMARY
                  Investments, Risks, and Performance


Fund Investment Objective
The American Gas Index Fund's investment objective is income and capital appreciation.

Principal Fund Investment Strategy
Designed as an index fund, the Fund intends to provide investment results that correlate to the performance of an index of natural gas distribution and transmission companies including members of the American Gas Association ("A.G.A."), a national trade association of natural gas companies. In so doing, the Fund principally invests in the common stocks of natural gas distribution, gas pipeline, diversified gas, and combination gas and electric companies headquartered in the United States.

Principal Risks of Investing in the Fund
Because the Fund principally invests in the common stocks of natural gas distribution and transmission companies, the Fund is concentrated in a single industry and is therefore subject to risks associated with this industry. Additionally, the gas industry is sensitive to increased interest rates because of the capital intensive nature of the industry. Typically, a significant portion of the financing of the gas industry's assets is obtained through debt. As interest rates increase, such debt scheduled to be refinanced would be acquired at higher rates thereby adversely affecting earnings.

Considering these risks, there is a risk you could lose as well as make money by investing in the Fund. As with any fund, there is no guarantee that the Fund's performance will be positive over any period of time, either short-term or long-term. Also, please note that an investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Risk/Return Bar Chart and Table
The chart and table below shows the annual calendar-year returns and the performance of the Fund. The Fund commenced operations on May 10, 1989, and has a fiscal year-end of March 31. The information in the chart and the table provides some indication of the risks of investing in the Fund by showing changes in Fund performance from year to year.

The chart and the table below assume the reinvestment of dividends and distributions. Please keep in mind that how the Fund has performed in the past does not necessarily indicate how the Fund will perform in the future.

                       Annual Total Return Chart

                            [Deleted Bar Chart]

                              1991  3.2%
                              1992 11.4%
                              1993 16.6%
                              1994 -9.8%
                              1995 30.5%
                              1996 20.8%
                              1997 24.2%
                              1998  5.3%


Best Quarter:  15.14%  3rd Qtr of 1993

Worst Quarter:  (8.79)%    1st Qtr of 1999

The Fund's year-to-date total return as of June 30, 1999 was ___%.

                              Performance Table
                         Average Annual Total Returns
                    (for Periods Ended December 31, 1998)

                        American Gas         Dow Jones
                         Index Fund       Utility Average

     One Year             5.26%             18.66%
     Five Years          13.21%             12.26%



                           FEES and EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

       Annual Fund Operating Expenses
       (expenses that are deducted from Fund assets)

     Management Fees                              0.40%
     Administrative Fees                          0.10%
     Other Expenses                               0.35%
                                                  -----
        Total Annual Fund Operating Expenses      0.85%



If your monthly account balance averages $500 or less due to redemptions you may be charged a $5 fee.


Example


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             1 year   3 years   5 years     10 years

             $  87     $ 271     $ 471      $ 1,049



                   INVESTMENT OBJECTIVES, PRINCIPAL
               INVESTMENT STRATEGIES, and RELATED RISKS

Fund Investment Objective
The American Gas Index Fund's investment objective is income and capital appreciation.

Principal Investment Strategies
The Fund is designed as a common stock index fund and intends to invest at least 85% of its net assets in natural gas distribution and transmission companies including members of the A.G.A. The A.G.A. Stock Index (the "Index") contains approximately 100 publicly traded stocks of gas companies headquartered in the United States. The Index is composed of gas distribution companies, gas pipeline companies, diversified gas companies and combination gas and electric companies.

No attempt is made to manage the Fund's portfolio actively in the traditional sense, using economic, financial and market analysis; nor will the adverse financial situation of a company directly result in its elimination from the portfolio unless the company is removed from the Index. The stocks included in the Fund are chosen solely on the statistical basis of their weightings in the Index. Each stock's proportion of the Index is based on that stock's market capitalization, that is, the number of shares outstanding multiplied by the market price of the stock. Such computation is also weighted to reduce the effect of assets not connected with natural gas distribution and transmission revenue. The percentage of the Fund's assets to be invested in each company's stock contained within the Index is approximately the same as the percentage the stock represents in the Index. To avoid deviation in the Fund's performance from the Index, the Fund will seek to invest most of its assets in the stocks of the Index. Although there is no predetermined acceptable range of deviation between the performance of the Index and that of the Fund, it would be reasonable to expect that the Fund's performance will not deviate more than 5% per year from the performance of the Index. If a deviation occurs, it may be the result of various expenses incurred by the Fund, such as management fees, transaction costs and other operating expenses.

Generally up to 10% of the Fund's assets may be maintained in short-term investments to provide for liquidity. These short-term investments will be in the form of U.S. Government securities, high quality bank money market instruments and repurchase agreements. The Fund may also lend portfolio securities for the purpose of earning additional income.

Principal Risks of Investing in the Fund
The adviser of the Fund does not select stocks for investment based on a judgment of their individual future returns, but generally invests in the issues included in the Index. By employing a statistical approach that concentrates all investments in a single industry, the Fund is subject to those risks associated with the natural gas distribution and transmission industry. Among the primary risks is the competitive risk associated with prices of alternative fuels. For example, major gas customers such as industrial users and electric power generators often have the ability to switch between the use of coal, oil or gas. During periods when competing fuels are less expensive, revenues to gas utility companies may decline with a corresponding impact on earnings. Additionally, weather may also affect gas company earnings. For example, a warmer winter could decrease the amount of gas used by heating customers and reduce earnings.

The gas industry also is sensitive to increased interest rates because of the capital intensive nature of the industry. Typically, a significant portion of the financing of the gas industry's assets is obtained through debt. As interest rates increase, such debt scheduled to be refinanced would be acquired at higher rates thereby adversely affecting earnings.


              MANAGEMENT'S DISCUSSION of FUND PERFORMANCE


Two consecutive near record warmer than average winters reduced gas heating demand in the residential, commercial and industrial sectors. As a result, gas company financial results were dismal and gas stocks were jettisoned by short-term market traders. According to one veteran industry analyst, "The good news is that the odds for a repeat performance in 1999/00 are very slim." Consequently, the fiscal year ending March 31, 1999 was the Fund's low point in performance, since the Fund was launched in May of 1989.

For the fiscal year ended March 31, 1999, the Fund's total return was a negative 6.35%. Net asset value (NAV) at the beginning of the period was $18.59 and reached an all time high of $18.95 on April 2. As the financial impact of the first of the warm winters became widespread and was compounded by the second warm winter the Fund's NAV steadily declined to a low of $16.27 on February 16,1999. During the fiscal year, the Fund provided an income return of 6.08% composed of a regular dividend of $0.5070 cents and capital gains distributions of $0.6832 cents per share. Six of the Fund's ten largest holdings declined during the fiscal year, as did 78% of total portfolio. As a result, the Fund lagged behind most market benchmarks.

The American Gas Association forecasts that with normal weather, gas demand will grow by 5% this year and increase by 32% by the year 2010. Similar predictions have been promulgated by American and Canadian governmental bodies and energy "think tanks". The industry is preparing for this growth by expanding pipeline delivery capacity, increasing storage facilities, and maintaining domestic and Canadian gas reserves. New technology, especially in power generation and climate control, is expected to account for much of the growth. In addition, new construction and conversion of non-gas heated homes represent a huge and profitable market for gas utilities. This positive long term industry outlook combined with the deregulation of gas and electric power companies and depressed stock prices has accelerated merger and acquisition activity by growth oriented management. Several major announced "deals" are being finalized.
This activity has increased investor interest in the Fund's holdings and should be a bonus for the Fund by providing financial rewards for Fund shareholders. You can follow the Fund's progress on our web site www.rushmorefunds.com or contact us directly. We welcome your interest and participation in the Fund.

Performance Comparison
Assuming a $10,000 initial investment, the following graph compares the Fund's total return to the performance of the Dow Jones Utility Average ("Utility Average") and the Dow Jones Gas Utilities Index ("Gas Utilities Index") since the Fund began operating on May 10, 1989. The Gas Utilities Index was used in the performance comparison in the preceding year; however, the companies that comprise the Utility Average best represent the Fund's top holdings. Consequently, going forward, an investment in the Fund will only be compared to a hypothetical investment in the Utility Average rather than the Gas Utilities Index. Please remember that past performance does not necessarily reflect how the Fund may perform in the future.


                            [Deleted Line Chart]

                    American Gas     Dow Jones         Dow Jones Gas
                     Index Fund   Utility Average     Utilities Index

         5/10/89       $10,000        $10,000             $10,000
         3/31/90       $11,655        $11,385             $11,415
         3/31/91       $11,241        $12,320             $11,041
         3/31/92       $10,917        $12,452             $ 8,759
         3/31/93       $14,779        $15,519             $11,918
         3/31/94       $13,985        $13,368             $10,738
         3/31/95       $14,645        $13,700             $11,199
         3/31/96       $18,081        $16,472             $13,987
         3/31/97       $20,901        $17,881             $17,298
         3/31/98       $27,092        $24,380             $22,365
         3/31/99       $25,373        $23,085             $18,753

           Average Annual Total Returns as of March 31, 1999

                One Year               (6.35)%
                Five Year              12.65 %
                Since Inception         9.87 %


                        SHAREHOLDER INFORMATION

  Facts To Know Before You Invest:
  - The minimum initial investment is $2,500
  - Retirement accounts may be opened with a $500 minimum investment
  - There are no minimum amounts for subsequent investments
  - There are no sales charges
  - The Funds reserve the right to reject any purchase order
  - All shares are electronically recorded; the Fund will not issue certificates
  - A $10 fee may be charged for items returned for insufficient or uncollectible funds




                       How to Invest In The Fund

  Invest By Mail
  Complete an application and make a check payable to "American Gas Index Fund." Send your completed and signed application and check drawn on a U.S. bank to:

  American Gas Index Fund
  4922 Fairmont Avenue
  Bethesda, Maryland  208l4

  Invest By Bank Wire
  Speak to the branch manager of your bank. Request a transfer of Federal funds to Rushmore Trust and Savings, FSB, instructing the bank to wire transfer the money before 4:00 P.M., Eastern time to:

  Rushmore Trust and Savings, FSB
  Bethesda, Maryland
  Routing # 0550-71084

  Specify the Fund name, your account number (if assigned), and the name(s) in which the account is registered.

  After instructing your bank to transfer Federal funds, you must telephone Shareholder Services at (800) 622-1386 or (301) 657-1510 between 8:30 A.M. and 4:00 P.M. Eastern time and tell us the amount you transferred and the name of the bank sending the transfer.
  Your bank may charge a fee for its services. Remember that it is important to complete the wire transfer before 4:00 P.M. Eastern time.

  Invest Through Brokers
  You may also invest in the Fund by purchasing shares through registered broker-dealers, banks or other financial institutions that purchase securities for their customers. When an authorized third party, such as those mentioned, accepts an order, the Fund will be deemed to have received the order. Orders accepted by an authorized third party will be priced at the Fund's net asset value next computed after acceptance. Such third parties who process orders may charge a fee for their services. Certain third party organizations may receive compensation from the Fund, the Fund's transfer agent, or the Fund's Adviser for the shareholder services they provide.


                     How To Redeem Your Investment

  Redeem By Telephone
  Contact Shareholder Services at (800) 622-1386 between the hours of 8:30 A.M. and 4:30 P.M., Eastern time

  For your protection, we will take measures to verify your identity by requiring some form of personal identification prior to acting on telephone instructions and may also record telephone transactions. A written confirmation will be mailed to you within five business days after your redemption. Please note that we may terminate or modify telephone redemption privileges upon 60 days notice.


  Redeem By Mail or Fax

  Mail your instructions for          Fax your instructions for redemption
  redemption to:                      to:

  Rushmore Trust and Savings, FSB     (301) 657-1520
  4922 Fairmont Avenue                Attn:  Shareholder Services
  Bethesda, MD  20814
  Attn:  Shareholder Services

  Include the following information in your redemption request:
  - the name of the Fund and account number you are redeeming from;
  - your name(s) and address as it appears on your account;
  - the dollar amount or number of shares you wish to redeem;
  - your signature(s) as it appears on your account; and
  - a daytime telephone number.

  Additional Information You Should Know When You Redeem:

  - There are no fees charged for redemptions.

  - You may receive redemption proceeds by bank wire, check, or through the Automated Clearing House System (ACH). When the amount to be redeemed is at least $5,000, we will, upon instruction, wire transfer the amount to your commercial bank or brokerage account specified in your account application. For amounts less than $5,000, you may have redemption proceeds deposited directly into an account specified on the account application or request that a redemption check be delivered by mail to your address of record.

  - If you request payment of redemptions to a third party or to a location other than an address on record, the request must be in writing and your signature must be guaranteed by an eligible institution (eligible institutions generally include banking institutions, securities exchanges, associations, agencies or broker/dealers, and "STAMP" program participants).

  - Normally, payment for all shares redeemed will be issued within one business day. However, withdrawal requests on investments that have been made by check may be delayed up to ten calendar days following the investment or until the check clears, whichever occurs first. This delay is necessary to assure us that investments made by check are good funds. You will receive redemption proceeds promptly upon confirmation of receipt of good funds.

  - If your monthly account balance averages less than $500 you may be charged a $5 fee. The fee will not be imposed on accounts established under the Uniform Gifts or Transfers to Minors Acts. Additionally, we reserve the right to involuntarily redeem accounts which fall below $500 after providing 60 days written notice.

  - The right of redemption may be suspended, or the date of payment postponed during the following periods: (a) periods during which the New York Stock Exchange (NYSE) is closed (other than customary weekend or holiday closings); (b) periods when trading on the NYSE is restricted, or an emergency exists, as determined by the Securities and Exchange Commission, so that disposal of the Fund's investments or determination of net asset value is not reasonably practicable; or (c) for such other periods as the Commission, by order, may permit for protection of the Fund's investors.

  - The Fund is not meant to afford market timers a way to speculate on short-term movements in the market. Accordingly, to reduce the negative impact of excessive trading on the Fund's performance and to minimize transaction costs, the Fund restricts excessive trading. Trading by shareholders (and those managing multiple accounts) will not be deemed excessive if limited to five redemptions per year. Shareholders or account managers who exceed these limitations may be prohibited from making additional investments. These policies do not prohibit you from redeeming shares of the Fund.



                 ADDITIONAL INFORMATION ABOUT THE FUND


Exchanging Fund Shares
You may exchange shares of the Fund, without cost, for shares of any of the following Rushmore Funds: Fund for Government Investors, U.S. Government Bond Portfolio, Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio, or the Virginia Tax-Free Portfolio. You may also exchange shares of the Fund for shares of the Cappiello-Rushmore Emerging Growth, Growth and Utility Income Funds. The fund you are exchanging into must be available for sale in your state and the registration for both accounts must be identical. You should obtain a current prospectus for the fund into which you are exchanging by calling (800) 343-3355. Exchanges will be effected at the respective net asset values of the Funds involved as next determined after receipt of the exchange request. The Fund may change or cancel their exchange policies at any time, upon 60 days' notice to shareholders.

Pricing of Fund Shares
The price of the Fund's shares is its net asset value per share. This figure is computed by dividing the total value of the Fund's investments and other assets, less any liabilities, by the number of Fund shares outstanding. The net asset value per share of the Fund is determined as of 4:00 P.M. Eastern time on days when the New York Stock Exchange is open for business. Orders accepted by the Fund directly or by an authorized third party will be priced at the next computed net asset value after the orders are received. This means that if you place a purchase or redemption order after 4:00 P.M. Eastern time, it will be effected at the next calculation of net asset value, normally 4:00 P.M. the next business day.

The Fund values its portfolio securities based on their market value. Each security held by the Fund is valued at the last quoted sale price for a given day, or if a sale is not reported for that date, at the mean between the most recent quoted bid and asked prices. Price information on each listed security is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the last sales prices. The value of assets for which no quotations are readily available, including any restricted securities, are valued at fair value in good faith by the Board of Directors or at the direction of the Directors.

Dividends and Distributions
Dividends of the Fund will be declared on the next to last business day of each calendar quarter (the declaration and record date). Investors will receive dividends in additional shares at the net asset value at the end of the last business day of the quarter (the ex-dividend date) unless they elect in writing to receive cash.
Dividends paid in cash to those investors so electing will be mailed by the second business day of the following month. Capital gains, if any, will be distributed on an annual basis. Statements of account showing dividends and distributions paid will be sent at least quarterly. To change the method of receiving dividends, investors must notify the Fund in writing. Dividends and distributions will be paid in cash or reinvested at the net asset value per share calculated on the ex-dividend date. Dividends and distributions are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash.

   "Undeliverable" or "Uncashed" Dividend Checks
   If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) remains uncashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

Tax Consequences of Investing
   Taxability of Distributions
   As long as the Fund meets the requirements for being tax-qualified regulated investment company, which the Fund intends to do, the Fund pays no federal income tax on the earnings distributed to shareholders. As a result, dividends and any short-term capital gains you receive, whether reinvested or taken as cash, are generally considered taxable as ordinary income. The Form 1099 that is mailed to you each January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

   Taxability of Transactions
   Any time you sell or exchange shares of the Fund, it is considered a taxable event for you. For example, if you exchange shares of the Fund for shares of another Rushmore or Cappiello-Rushmore fund, the transaction would be treated as a sale. Consequently, any gain resulting from the transaction would be subject to federal income tax.

   Shareholders are required by law to certify that their tax identification number is correct and that they are not subject to back-up withholding. In the absence of this certification, the Fund is required to withhold taxes at the rate of 31% on dividends, capital gains distributions, and redemptions.
   Shareholders who are non-resident aliens may be subject to a withholding tax on dividends earned.


            MANAGEMENT, ORGANIZATION and CAPITAL STRUCTURE


Investment Adviser
Money Management Associates ("Adviser"), 100 Lakeshore Drive, Suite 1555, North Palm Beach, Florida 33408, has served as the Fund's investment adviser since the Fund commenced operations on May 10, 1989. Established in 1974, the Adviser manages six no-load mutual funds (including the Fund) with total assets under management of approximately $900 million.

Subject to the general supervision of the Board of Directors of the Fund, the Adviser manages the investment and reinvestment of the assets of the Fund and is responsible for the overall management of the Fund's business affairs. An Adviser Group makes investment decisions; therefore, no one person is primarily responsible for making investment decisions. For the advisory services performed, the Adviser received 0.40% of the average net assets of the Fund for the fiscal year ended March 31, 1999.

Year 2000 Preparations
The day-to-day operations of the Fund are dependent upon the Fund's service providers, principally the Adviser, Rushmore Trust and Savings, FSB, Rushmore Services, Inc. and the American Gas Association (collectively, the "Servicers"), and upon the smooth functioning of the computer systems that they utilize. Many computer systems currently cannot properly recognize or process date-sensitive information relating to the year 2000 and beyond. Like other mutual funds and financial and business organizations around the world, the Fund, therefore, could be adversely affected if the computer systems used by these Servicers, and their vendors, do not properly process and calculate date-related information and data on and after January 1, 2000. The Servicers have been evaluating the impact that the year 2000 issue may have on the computer systems that they utilize and are making appropriate modifications to these systems in order to assure that they will be prepared for the year 2000. The Fund and the Servicers expect that any further modifications to their computer systems necessary to address the year 2000 issue will be made and tested in a timely manner. The Servicers also are working with their outside vendors, and other persons whose systems are linked to those of the Fund and the Servicers, to obtain satisfactory assurances regarding the year 2000 issue. The costs of this systems remediation will not be paid directly by the Fund. Inadequate remediation could have an adverse effect on the Fund's operations, including pricing and securities trading and settlement, and the provision of shareholder services. Although, at this time, there can be no assurance that the remedial action taken by the Servicers will be sufficient or timely, the Servicers do not anticipate that the transition to the 21st century will have a material impact on the ability of the Servicers to continue to service the Fund at current levels.

                         FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.





                                                                     For the Years Ended March 31,
                                                   ---------------------------------------------------------------
                                                       1999         1998          1997         1996        1995
                                                    ---------    ---------     ---------   ----------    ---------

Per Share Operating Performance
  Net Asset Value, Beginning of Period              $  18.59     $  14.84      $  13.25     $  11.13     $  11.08
  Income from Investment Operations:
    Net Investment Income                               0.51         0.47          0.45         0.45         0.44
    Net Realized and Unrealized Gain
       on Investments                                  (1.63)        3.87          1.60         2.13         0.05
                                                    ---------    ---------     ---------   ----------    ---------

      Total from Investment Operations                 (1.12)        4.34          2.05         2.58         0.49
                                                    ---------    ---------     ---------   ----------    ---------

  Less Distributions:
    Dividends (from net investment income)             (0.51)       (0.47)        (0.46)       (0.46)       (0.44)
    Distributions (from net realized capital gain)     (0.68)       (0.12)            -            -            -
                                                    ---------    ---------     ---------   ----------    ---------
      Total Distributions                              (1.19)       (0.59)        (0.46)       (0.46)       (0.44)
                                                    ---------    ---------     ---------   ----------    ---------

  Net Asset Value, End of Period                     $ 16.28     $  18.59      $  14.84     $  13.25     $  11.13
                                                    ==========   =========     =========    =========    =========

Total Investment Return                                (6.35)%      29.62%        15.60%       23.46%        4.72%

Ratios and Supplemental Data:
  Net Assets at End of Year (in thousands)          $200,317     $244,368      $213,058     $204,000     $188,544
  Ratio of Expenses to Average Net Assets               0.85%        0.85%         0.85%        0.85%        0.85%
  Ratio of Net Income to Average Net Assets             2.84%        2.83%         3.06%        3.71%        4.04%
  Portfolio Turnover Rate                               10.4%        12.9%         8.2 %       10.0 %        8.5 %





In addition to this prospectus, the following information is available to assist you in making an investment decision:

Information Available Upon Request     Description

Statement of Additional Information    A document that includes additional
                                       information about the Fund.

Annual and Semiannual Reports          Reports that contain information
                                       about the Fund's investments.  The
                                       reports also discuss the market
                                       conditions and investment strategies
                                       that significantly affected the
                                       Fund's performance during its last
                                       fiscal year.

There are a variety of ways to receive the above information and make other inquiries of the Fund. You may contact the Fund directly by telephone at 1-800-343-3355, visit our internet site at http://www.rushmorefunds.com, or you may send a written request to the Fund's offices at 4922 Fairmont Avenue, Bethesda, Maryland 20814. Additional information about the Fund can also be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington D.C. (for hours of operation please call the Commission at (800) SEC-0330). You may also obtain copies of the information by visiting the Commission's internet site at http://www.sec.gov, or, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission at 450 Fifth Street, N.W. Washington, D.C. 20549.



American Gas Index Fund, Inc. Investment Company Act File No. 811-5702

                                PART B


                  Statement of Additional Information

                     AMERICAN GAS INDEX FUND, INC.

               4922 Fairmont Avenue, Bethesda, MD  20814
                            (800) 343-3355
                            (301) 657-1500




                  Statement of Additional Information
                            August 1, 1999


This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Fund's Prospectus, dated August 1, 1999. A copy of the Fund's Prospectus may be obtained without charge by writing or telephoning the Fund at the above address or telephone numbers.

The audited financial statements of the Fund, for the Fund's fiscal year ended March 31, 1999, are included in the Fund's 1999 Annual Report to Shareholders, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. Copies of the Fund's 1999 Annual Report are available, without charge, by request by writing or telephoning the Fund at the above address or telephone numbers.

              STATEMENT OF ADDITIONAL INFORMATION

                       Table of Contents



                                              Page in
                                           Statement of
                                            Additional        Page in
                                            Information     Prospectus
                                           ------------     ----------


Fund Description, Investments, and Risks

Investment Limitations                                           -

Management of the Fund

Control Persons and Principal Holders of                         -
Securities

Investment Advisory and Other Services

Brokerage Allocation and Portfolio                               -
Transactions

Taxation of the Fund                                             -

Calculation of Performance Data                                  -

Financial Statements

                FUND DESCRIPTION, INVESTMENTS and RISKS


Description

The American Gas Index Fund (the "Fund") is an open-end, diversified management investment company incorporated in the State of Maryland on November 21, 1988.


Investments

Discussion of Index Methodology

The American Gas Association Stock Index (the "Index") is comprised of approximately 100 of the publicly traded companies including members of the American Gas Association ("A.G.A.") and headquartered in the United States. These companies are engaged in the distribution and/or transmission of natural gas. The Index is computed by multiplying the number of outstanding shares of common stock of each company by the closing market price per share at the Index date. This product then is multiplied by the percentage of each company's assets devoted to natural gas distribution and transmission. This process, completed at least annually, is done to recognize the natural gas component of the company's asset base. The result is each company's "gas market capitalization value". The sum of all the companies' "gas market capitalization values" is totaled. This summation results in a base number called the "industry's gas market capitalization value". Each company's stock percentage within the Index is determined by dividing the company's "gas market capitalization value" by the "industry's gas market capitalization value". The "gas market capitalization value" for each company will be recalculated at least quarterly. In computing the Index, individual stocks will be limited to no more than 5% of the Index. Therefore in calculating the Index, any representation in the Index exceeding 5% will be reallocated. Money Management Associates (the "Adviser") seeks to purchase sufficient shares of each company's stock such that its proportion of the Fund's assets will substantially equal that stock's proportion of the Index. The Adviser will monitor the Fund's securities holdings so that those holdings reflect the composition of the Index. As market conditions dictate, and as significant shareholder purchases and redemptions occur, the Adviser will buy or sell stocks to maintain holdings of each stock to reflect proper weightings within the Index.

Since the Index weightings change in very small amounts during the trading day, continual small adjustments would be needed to track the Index exactly. Furthermore, purchases and sales of every stock within the Index would be necessary as contributions and redemptions to the Fund are made. To minimize brokerage and transaction expenses, the Adviser will make adjustments to the Fund as follows:

 Comparison of the actual composition of the Fund to the theoretical target will be made daily. Generally, adjustments to the holdings of any single stock will be made at least weekly whenever the actual proportion of that stock in the Fund varies by more than 0.5% of the weighting of that stock in the Index. The percentage of each stock holding is based on the Fund's net asset value. For example, if Stock A represented 3% of the total weighting in the Index at the close of business, adjustments to the holdings of Stock A will be made if the value of Stock A is greater than 3.5% or less than 2.5% of the net assets. Adjustments may be made at other times even though these tolerances are not exceeded if the adjustment can be made without incurring unreasonable transaction expenses.

Non-Principal Investment Strategies and Risks

As stated in the Fund's prospectus and discussed above, the Fund is designed as a common stock index fund and intends to invest at least 85% of its net assets in natural gas distribution and transmission companies according to the Index monitored by A.G.A. In addition to the Fund's principal investment strategies, generally the Fund may also invest up to 10% of the Fund's assets in short-term investments to provide for liquidity. These short-term investments will be in the form of U.S. Government securities, high quality bank money market instruments and repurchase agreements. A description of these investments and their corresponding risks follow.

U.S. Government Securities
The term "government securities" is used is defined broadly in the rules that regulate investment companies. There are, in fact, three major classifications, each of which the Fund may invest in:

  U.S. Treasury Securities
  U.S. Treasury securities are direct obligations of the U.S. Government and are backed by the full faith and credit of the U.S. Treasury. U.S. Treasury securities differ only in their interest rates, maturities, and dates of issuance. Treasury Bills have maturities of one year or less. Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance. Yields on short-, intermediate-, and long-term U.S. Treasury securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation.

  Government Agency Securities
  Government agency securities, often called agencies, are indirect obligations of the U.S. government, and are issued by federal agencies and government-sponsored corporations under authority from Congress. Government agency securities may be backed by the full faith and credit of the federal government, which is the case with Government National Mortgage Association and Small Business Administration certificates, but are more often guaranteed by the sponsoring agency with the implied backing of Congress. Examples of government agency securities include, Export-Import Bank of the United States, the Federal Home Loan Bank, and the Government National Mortgage Association.

  Government-Sponsored Enterprises
  Government-sponsored enterprises are characterized as being privately owned and publicly chartered. These entities were created by the U.S. Government to help certain important sectors of the economy reduce their borrowing costs. The U.S. Government does not back government-sponsored enterprise securities. However, the fact that the government sponsored the enterprise creates the assumption that the federal government would not let the entity go into default. The Student Loan Marketing Association, the Federal National Mortgage Association, and Federal Home Loan Banks are examples of government-sponsored enterprise securities.

  Risks Associated with Investing in U.S. Government Securities
  The U.S. Government is considered to be the best credit-rated issuer in the debt markets. Since Treasury securities are direct obligations of the U.S. Government, there is no credit risk. While most other government-sponsored securities are not direct obligations of the U.S. Government (some are guaranteed), they also offer little, if any, credit risk.

  However, another type of risk that may effect the Fund is market and/or interest rate risk. For example, debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. Government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of any U.S. Government securities held by the Fund, while a decline in interest rates would generally increase the market value of these investments.

Bank Money Market Instruments

  What is a Bank Money Market Instrument?
  Bank money markets are insured by federally sponsored agencies and provide high liquidity and a relatively risk-free way to earn interest on cash reserves.

  Risks of Bank Money Market Instruments
  Bank deposits and CDs are insured to $100,000 per depositor by the Bank Insurance Fund and the Savings Association Insurance Fund, units of the Federal Deposit Insurance Corporation ("FDIC"), and by the National Credit Union Administration ("NCUA"). The FDIC and NCUA are federally sponsored agencies. Consequently, bank money market instruments offer little risk.

Repurchase Agreements

  What is a Repurchase Agreement?
  A repurchase agreement is an agreement where a Fund acquires a money market instrument from a commercial bank or broker/dealer with the understanding that the Fund will sell the instrument back at an agreed-upon price and date (normally, the next
  business day).   Essentially, a repurchase agreement may be
  considered a loan backed by securities. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by the Fund. In these transactions, the value of the securities acquired by the Fund (including accrued interest earned) must be greater than the value of the repurchase agreement itself. The securities are held by the Fund's custodian bank until repurchased.

  Why Would the Fund Use Repurchase Agreements?
  The Fund may invest in repurchase agreements secured by securities issued or guaranteed by the U.S. Government, its agencies and government-sponsored enterprises: (i) for defensive purposes due to market conditions; or (ii) to generate income
  from the Fund's excess cash balances.   The Fund will only enter
  into repurchase agreements with member banks of the Federal Reserve system or primary dealers of U.S. Government securities.

  Risks of Repurchase Agreements
  The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligations to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss when the security is sold. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund. Consequently, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's investment adviser acknowledges these risks, it is expected that these risks can be controlled through monitoring procedures. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned in the repurchase agreement.

Lending of Securities
The Fund may lend its securities to qualified institutional investors (i.e., brokers, dealers, banks or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations.

  Why Would the Fund Lend its Securities?
  By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay reasonable finders, borrowers, administrative and custodial fees in connection with the loan.

  To lend securities, the following requirements must be met:

       1. the borrower must pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the federal government having at least equal the value of the securities loaned;

       2. the borrower must add to the collateral whenever the price of the securities loaned rises;

       3. the Fund must be able to terminate the loan at any time; borrowed securities must be returned when the loan is terminated.

       4. the Fund should receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in portfolio securities, thereby earning additional income), any distribution on the loaned securities, and any increase in the market value of the loaned securities; and,

  Risks of Lending
  A Fund will enter into securities lending and repurchase transactions only with nationally recognized brokers, banks, dealers or other financial institutions. In the event of a default or bankruptcy by a seller or borrower, the Fund will promptly liquidate collateral. However, the exercise of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale of collateral on a default of the seller or borrower were less than the seller's or borrower's obligation, the Fund could suffer a loss.


                        INVESTMENT LIMITATIONS

The following investment limitations are fundamental and may not be changed without prior approval of a majority of the Fund's outstanding voting shares.

As defined in the Investment Company Act of 1940, the term "majority" means the vote of the lesser of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.   issue senior securities.

2.   make short sales of securities or purchase securities on margin.

3. borrow money except as a temporary measure to facilitate redemptions. Such borrowing may not exceed 30% of the Fund's total assets, taken at current value, before such borrowing. The Fund may not purchase securities if a borrowing by the Fund is outstanding.

4. underwrite securities of any other issuer, nor purchase or sell restricted securities.

5.   purchase or sell real estate or real estate mortgage loans.

6.   buy or sell commodities or futures contracts.

7.   invest in oil, gas or other mineral leases.

8. make loans except through repurchase agreements provided the borrower maintains collateral equal to at least 100% of the value of the borrowed security, and marked to market daily.

9. purchase securities of any issuer if, as a result of such a purchase, such securities would account for more than 5% of the Fund's assets.

The following restrictions are not fundamental and may be changed by the Board of Directors:

The Fund may not:

1.   invest in warrants;

2. invest more than 15% of the Fund's net assets in illiquid securities.


                        MANAGEMENT OF THE FUND

A Board of Directors governs the Fund. The Directors are responsible for overseeing the management of the Fund's business affairs and play a vital role in protecting the interests of Fund shareholders. Among other things, the Directors approve and review the Fund's contracts and other arrangements and monitor Fund performance and operations. The names, ages and addresses of the Directors and officers of the Fund, together with information as to their principal business occupations during the past five years are set forth below.






Name, Age, Address                Position Held     Principal Occupation(s)
                                  With Fund         During Past 5 Years


Richard J. Garvey*, 66            Chairman,         Limited partner of Money Management Associates
730 Southwest 67th Place          President,        1975-1998.  Vice President of Rushmore
Portland, OR  97225               Treasurer and     Services, Inc. 1992-1998.  Director of four
                                  Director          Rushmore Fund Boards.

Philip Borish*, 71                Director          Employee of Rushmore Services, Inc., a
4922 Fairmont Avenue                                subsidiary of the Adviser, since 1991.
Bethesda, MD  20814

Bette Clemons, 75                 Director          President of Consumer Affairs Associates, a
315 Market St.                                      management consulting firm providing advice on
New Cumberland, PA  17070                           consumer trends since 1978.

Louis T. Donatelli, 62            Director          President of Donatelli and Klein, Inc., engaged
7200 Wisconsin Avenue                               in the acquisition of real estate, primarily
Bethesda, MD  20814                                 office buildings and multi-family housing
                                                    projects since 1993.

George H. Lawrence, 73            Director          Retired.  Of Counsel Akin, Gump, Strauss, Hauer
8707 Eaglebrook Court                               & Feld, 1991-1998.  Retired President of
Alexandria, VA  22308                               American Gas Association.

Carl Levin, 86                    Director          Semi-Retired.  Public Affairs Consultant since
5450 Whitley Park Terrace, #809                     1986.  Executive Director for the U.S. Council
Bethesda, MD  20814                                 for Coconut Research until 1992.





Name, Age, Address                Position Held     Principal Occupation(s)
                                  With Fund         During Past 5 Years





Patrick F. Noonan, 57             Director          Chairman and Chief Executive Officer of the
11901 Glen Mill Drive                               Conservation Fund since 1986.  Vice Chairman,
Potomac, MD  20854                                  American Farmland Trust and Trustee, American
                                                    Conservation Association since 1985.
                                                    President, Conservation Resources, Inc. since
                                                    1981.  Director of four Rushmore Fund Boards.

Daniel L. O'Connor*, 57           Director          General Partner of Money Management Associates,
100 Lakeshore Drive                                 registered investment adviser of the Rushmore
Suite 1555                                          Funds, since 1975.  Director, Rushmore Trust
North Palm Beach, FL 33408                          and Savings, FSB, the Trust's transfer agent
                                                    and custodian.  Director of four Rushmore Fund
                                                    Boards.  Director of the Cappiello-Rushmore
                                                    Trust.

David N. Parker*, 59              Director          President and Chief Executive Officer, American
400 North Capital Street, N.W.                      Gas Association since September, 1997.
Washington, D.C.  20001                             President, Aluminum Association, 1989-1997.

Eugene A. Tracy, 71               Director          Retired since 1992. Chairman of the Executive
1424 Sequoia Trail                                  Committee, Peoples Energy Corporation until
Glenview, IL  60325                                 1992.

David J. Muchow*, 53              Vice President    Attorney and Counselor at Law and Energy
4449 North 38th Street            and Secretary     Consultant since 1998.  Special Counsel,
Arlington, VA  22207                                American Gas Association since 1998. Formerly
                                                    General Counsel and Corporate Secretary,
                                                    American Gas Association 1976-1998.

Timothy N. Coakley, CPA*, 32      Vice President    Chief Financial Officer and Treasurer, Rushmore
4922 Fairmont Avenue                                Trust and Savings, FSB, since 1995. Vice
Bethesda, MD  20814                                 President of four Rushmore Funds and the
                                                    Cappiello-Rushmore Trust (collectively, the
                                                    "Funds").  Controller of the Funds, 1995-1997.
                                                    Formerly Audit Manager, Deloitte & Touche LLP
                                                    until 1994.

Edward J. Karpowicz, CPA*, 36     Controller        Vice President of Rushmore Trust and Savings,
4922 Fairmont Avenue                                FSB, since 1997.  Controller of the Funds.
Bethesda, MD  20814                                 Treasurer, Bankers Finance Investment
                                                    Management Corp., August 1993 to June 1997.

Stephenie E. Adams*, 30           Assistant         Manager, Fund Administration and Marketing,
4922 Fairmont Avenue              Secretary         Rushmore Services, Inc., from July 1994 to
Bethesda, MD  20814                                 Present.  Secretary of three Rushmore Funds and
                                                    the Cappiello-Rushmore Trust.  Assistant
                                                    Secretary of one Rushmore Fund.



* Indicates an "interested" person. An interested person has any one of several close business or family ties to the Fund, the Fund's investment adviser, or an affiliated company of the Fund.





The aggregate compensation paid to the Directors serving during the fiscal year ended March 31, 1999, is set forth in the table below:



                                             Pension or      Estimated       Total Compensation
                            Aggregate        Retirement        Annual      Paid to Directors for
    Name of Person         Compensation       Benefits     Benefits Upon    Services to the Fund
     and Position              Paid           Accrued        Retirement       and Fund Complex
                           ------------      ----------    -------------   ---------------------

Richard J. Garvey,*
Chairman, President,
Treasurer and Director          $0               $0              $0                  $0

Philip Borish, *
Director                        $0               $0              $0                  $0

Bette Clemons,
Director                      $1,000             $0              $0                  $0

Louis T. Donatelli,
Director                      $1,000             $0              $0                  $0

George H. Lawrence,
Director                      $1,000             $0              $0                  $0

Carl Levin,
Director                      $1,000             $0              $0                  $0

Patrick F. Noonan,
Director                      $1,000             $0              $0               $10,000

Daniel L. O'Connor, *
Director                        $0               $0              $0                  $0

David N. Parker, *
Director                        $0               $0              $0                  $0

Eugene A. Tracy,
Director                      $1,000             $0              $0                  $0


* Indicates an "interested" person. An interested person has any one of several close business or family ties to the Fund, the Fund's adviser, or an affiliated company of the Fund.




          CONTROL PERSONS and PRINCIPAL HOLDERS of SECURITIES

As of May 3, 1999, the following parties were the only owners of record owning 5% or more of the shares of the Fund.


          Controlling Party or          Shares      % Owned
   Principal Holder of Securities    Outstanding
               Address
   ------------------------------   -------------   --------

Charles Schwab & Co., Inc.          1,636,525.588   13.451%
101 California Street
San Francisco, CA  94101




Officers and Directors of the Fund, as a group, owned, of record and beneficially, less than 1% of the outstanding shares of the Fund.



                INVESTMENT ADVISORY and OTHER SERVICES

Investment Adviser
Money Management Associates (the "Adviser"), 100 Lakeshore Drive, Suite 1555, North Palm Beach, Florida 33408, has served as the Fund's investment adviser since the Fund commenced operations on May 10, 1989. The Adviser provides investment advice to the Fund and oversees its day-to-day operations, subject to direction and control by the Fund's Board of Directors. For its services, the Adviser receives a fee at an annual rate based on 0.40% of the net assets of the Fund. For the fiscal years ended March 31, 1999, 1998, and 1997, the Funds paid the investment advisory fees to the Adviser of $901,335, $877,926 and $863,761, respectively.

The Adviser also advises: Fund for Government Investors, a money market fund established in 1975 that invests only in U.S. Treasury securities; The Rushmore Fund, Inc., which was established in 1985 and currently consists of one series, the U.S. Government Bond Portfolio;

and Fund for Tax-Free Investors, Inc., which was established in 1983 and currently consists of three series, each of which invests primarily in securities the interest on which is exempt either from federal income tax or from state income tax. As of March 31, 1999, total assets under the Adviser's management were approximately $900 million.

Fund expenses which are paid by the Adviser include, but are not limited to: the expenses of shareholders and directors meetings, the cost of office space, and the preparation, filing, printing and distribution of the Fund's prospectus and Statement of Additional Information. Additionally, the Adviser may, from its own resources, including profits from advisory fees received from the Fund provided such fees are legitimate and not excessive, make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares.

Administrator
Under an Administrative Services Agreement between the Fund and Rushmore Trust and Savings, FSB ("RTS"), 4922 Fairmont Avenue, Bethesda, Maryland 20814, a majority-owned subsidiary of the Adviser, RTS provides transfer agency, dividend-disbursing, fund accounting and administrative services to the Fund. Under the Administrative Services Agreement with RTS, which has been approved by the Board of Directors, RTS receives an annual fee of 0.35% of average daily net assets of the Fund for the services it provides. For the fiscal years ended March 31, 1999, 1998, and 1997, the Fund paid the following administrative services fees to the RTS: $788,668, $768,186 and $755,792, respectively.

As the Administrator, RTS is responsible for all costs of the Fund except for the investment advisory fee, extraordinary legal expenses, interest and the expenses paid by the Adviser. Specifically, RTS pays costs of registration of the Funds' shares with the Securities and Exchanges commission and the various states, all expenses of dividend and transfer agent services, outside auditing and legal fees, preparation of shareholders reports, and all costs incurred in providing custodial services.

Other Administrator
The American Gas Association also provides administrative services to the Fund. These administrative services include overseeing the calculation of the Index. A.G.A. will not furnish other securities advice to the Fund or the Adviser or make recommendations regarding the purchase or sale of securities by the Fund. Under the terms of an agreement approved by the Board of Directors, A.G.A. provides the Adviser with current information regarding the common stock composition of the Index no less than quarterly but may supply such information more frequently. In addition, A.G.A. provides the Fund with information on the natural gas industry. The Fund pays A.G.A. in its capacity as administrator a fee at an annual rate of 0.10% of the average daily net assets of the Fund. For the years ended March 31, 1999, 1998 and 1997, the administration fees were $225,334, $219,482 and $215,941.

Other Servicer
Under an agreement between the Adviser and Rushmore Services, Inc. ("RSI"), 4922 Fairmont Avenue, Bethesda, Maryland 20814, a wholly-owned subsidiary of the Adviser, certain administrative services provided to the Fund by the adviser, such as prospectus preparation, are provided by RSI.

Custodian and Independent Public Accountant
RTS is the Fund's custodian and is responsible for safeguarding and controlling the Fund's cash and securities, handling the securities, and collecting interest on the Fund's investments.

Independent certified public accountants, Deloitte & Touche LLP,
University Square, 117 Campus Drive, Princeton, New Jersey 08540, are responsible for auditing the annual financial statements of the Fund.

Brokerage Allocation and Other Practices
Brokerage commissions are normally paid on common stock transactions. Such brokerage commissions as well as other Fund expenses will reduce the overall performance of the Fund relative to the Index. Orders for transactions in portfolio securities are placed for the Fund with a number of brokers and dealers. It is the policy of the Fund to obtain the best price and execution for all of its security transactions.
For the years ended March 31, 1999, 1998, and 1997, the Fund paid $66,437, $122,024, and $70,000, respectively, in brokerage commissions.

                         TAXATION OF THE FUND

The Fund currently qualifies, and will seek to continue to qualify, as a regulated investment company (a "RIC") under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, the Fund will not be subject to federal income taxes on the net investment income and capital gains that the Fund distributes to its shareholders. The distribution of net investment income and capital gains by the Fund to a Fund shareholder will be taxable to the shareholder regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. Distributions reported to a Fund shareholder as long-term capital gains shall be taxable as such, regardless of how long the shareholder has owned the shares. Fund shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

If the Fund fails to qualify as a RIC for any taxable year, the Fund would be taxed in the same manner as an ordinary corporation. In that event, the Fund would not be entitled to deduct the distributions which the Fund had paid to shareholders and, thus, would incur a corporate income tax liability on all of the Fund's taxable income whether or not distributed. The imposition of corporate income taxes on the Fund would directly reduce the return a shareholder would receive from an investment in the Fund.


                    CALCULATION OF PERFORMANCE DATA

Average Annual Total Return Quotations
For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the rules of the Securities and Exchange Commission (the "SEC Rules"), Fund advertising stating performance must include total return quotes calculated according to the following formula:

                 n
          P (1+T)    = ERV

Where:    P =    a hypothetical initial payment of $1,000.
          T =    average annual total return.
          n =    number of years.
          ERV =  ending redeemable value of a hypothetical $1,000
                 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods
                 (or fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods or a shorter period dating from the effectiveness of the Registration Statement of the Fund. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus for the Fund on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

The Fund, from time to time, also may include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Funds with other measures of investment return. For example, in comparing the total return of the Fund with data published by Lipper Analytical Services, Inc., or with the performance of the Dow Jones Utility Average, as appropriate, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in the Fund's shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC Rules.

The Fund's average annual compounded rates of return, assuming the reinvestment of all dividends and distributions as of March 31, 1999, are as follows:

              One Year                        (6.35)%
              Five Years                      12.65 %
              Since Inception                  9.87 %

Financial Statements
Copies of the Fund's audited financial statements for the fiscal year ended March 31, 1999, may be obtained without charge by contacting the Fund at 4922 Fairmont Avenue, Bethesda, Maryland 20814, or by telephoning the Fund at (800) 343-3355 or (301) 657-1500.

                     American Gas Index Fund, Inc.

                         FINANCIAL STATEMENTS

[LOGO]

                      ANNUAL REPORT, March 31, 1999


                      AMERICAN GAS INDEX FUND, INC.
             4922 Fairmont Avenue, Bethesda, Maryland 20814
                      (800) 622-1386 (301) 657-1510



Dear Shareholders:

Two consecutive near record warmer than average winters reduced gas heating de-mand in the residential, commercial and industrial sectors. As a result, gas company financial results were dismal and gas stocks were jettisoned by short-term market traders. According to one veteran industry analyst, "The good news is that the odds for a repeat performance in 1999/2000 are very slim." Conse-quently, the fiscal year ended March 31, 1999 was the Fund's low point in per-formance, since the Fund was launched in May 1989.

For the fiscal year ended March 31, 1999, the Fund's total return was a nega-tive 6.35%. Net asset value (NAV) at the beginning of the period was $18.59 and reached an all-time high of $18.95 on April 2, 1998. As the financial impact of the first of the warm winters became widespread and was compounded by the sec-ond warm winter the Fund's NAV steadily declined to a low of $16.27 on February 16, 1999. Dur-ing the fiscal year, the Fund provided an income return of 6.08% composed of a regular dividend of $0.507 and capital gains distributions of $0.6832 per share. Six of the Fund's ten largest holdings declined during the fiscal year, as did 78% of the total portfolio. As a result, the Fund lagged behind most market benchmarks.

The American Gas Association forecasts that with normal


                             Top Five Performers
                  (Price Change: Year Ended March 31, 1999)



PECO Energy Company                          109.04%
The Montana Power Company                    103.99%
Enron Corporation                             38.54%
Public Service Co. of North Carolina, Inc.    38.42%
Energy East Corporation                       31.82%



                            Bottom Five Performers
                  (Price Change: Year Ended March 31, 1999)



Virginia Gas Company   (67.21)%
MCN Energy Group       (57.02)%
KN Energy, Inc.        (49.37)%
UGI Corporation        (40.93)%
ONEOK, Inc.            (39.26)%



                            Total Return Comparison
                          (Year Ended March 31, 1999)

                           [DELETED BAR CHART]

American Gas Index Fund         (6.35)%
Dow Jones Industrials           12.82 %
Dow Jones Utilities              5.98 %
S&P 500                         18.46 %



The average annual total return was (6.35)% for the one-year period, 12.65% for the five-year period, and 9.87% for the period 5/10/89 (inception) through March 31, 1999. Returns are historical and include changes in principal and reinvested dividends and capital gains. Your return and principal will vary and you may hav a gain or loss when you sell shares.


weather, gas demand will grow by 5% this year and increase by 32% by the year 2010. Similar predictions have been promulgated by American and Canadian gov-ernmental bodies and energy "think tanks". The industry is preparing for this growth by expanding pipeline delivery capacity, increasing storage facilities, and maintaining domestic and Canadian gas reserves. New technology, especially in power generation and climate control, is expected to account for much of the growth. In addition, new construction and conversion of non-gas heated homes represent a huge and profitable market for gas utilities. This positive long-term industry outlook combined with the deregulation of gas and electric power companies and depressed stock prices has accelerated merger and acquisi-tion activity by growth oriented management. Several major announced "deals" are being finalized. This activity has increased investor interest in the Fund's holdings and should be a bonus for the Fund by providing financial re-wards for Fund shareholders.

You can follow the Fund's progress on our web site www.rushmorefunds.com or contact us directly. We welcome your interest and participation in the Fund.

Sincerely,

/s/ Richard Garvey

Richard J. Garvey
Chairman
American Gas Index Fund, Inc.

                         AMERICAN GAS INDEX FUND, INC.

                            STATEMENT OF NET ASSETS

                                 March 31, 1999



                                                         Market Value   Percent of
                                                 Shares    (Note 1)     Net Assets
                                                 ------- ------------   ----------

COMMON STOCKS
The Williams Companies, Inc. ................... 285,000 $11,257,500      5.62%
Columbia Energy Group........................... 200,000  10,450,000      5.22
Consolidated Natural Gas Co. ................... 205,000   9,980,938      4.98
The Coastal Corp. .............................. 300,000   9,900,000      4.94
Duke Energy Corp. .............................. 175,000   9,559,375      4.77
El Paso Energy Corp. ........................... 285,000   9,315,937      4.65
KeySpan Energy Corp. ........................... 365,000   9,170,625      4.58
Enron Corp. .................................... 135,200   8,686,600      4.34
Sempra Energy................................... 401,600   7,705,700      3.85
PG&E Corp. ..................................... 225,000   6,989,063      3.49
NICOR, Inc. .................................... 125,000   4,492,188      2.24
Reliant Energy, Inc. ........................... 170,000   4,430,625      2.21
Sonat, Inc. .................................... 130,000   3,900,000      1.95
Consolidated Edison, Inc........................  85,000   3,851,562      1.92
NIPSCO Industries, Inc.......................... 129,052   3,484,404      1.74
National Fuel Gas Co. ..........................  85,000   3,336,250      1.67
KN Energy, Inc. ................................ 165,000   3,289,688      1.64
Public Service Enterprise Group, Inc............  85,000   3,245,938      1.62
UtiliCorp United, Inc. ......................... 139,500   3,173,625      1.58
Piedmont Natural Gas Co., Inc. .................  90,000   3,150,000      1.57
Peoples Energy Corp. ...........................  95,000   3,069,688      1.53
CMS Energy Corp. ...............................  75,000   3,004,688      1.50
Washington Gas Light Co. ....................... 130,000   2,941,250      1.47
AGL Resources, Inc. ............................ 165,000   2,897,812      1.45
Questar Corp.................................... 140,000   2,371,250      1.18
MCN Energy Group, Inc. ......................... 135,000   2,168,437      1.08
Southwest Gas Corp. ............................  75,000   2,062,500      1.03
Atmos Energy Corp...............................  85,000   2,045,313      1.02
PECO Energy Co. ................................  42,500   1,965,625      0.98
ONEOK, Inc. ....................................  75,000   1,856,250      0.93
The Montana Power Co. ..........................  25,000   1,839,063      0.92
WICOR, Inc. ....................................  80,000   1,620,000      0.81
Indiana Energy, Inc. ...........................  83,066   1,573,062      0.79
Public Service Co. of North Carolina, Inc.......  55,000   1,560,625      0.78
Eastern Enterprises.............................  42,103   1,531,497      0.76
Southern Union Co.*.............................  78,750   1,486,406      0.74
Texas Utilities Co..............................  35,000   1,459,063      0.73
New Century Energies, Inc. .....................  42,500   1,447,656      0.72
New Jersey Resources Corp. .....................  40,000   1,422,500      0.71
Northwest Natural Gas Co........................  60,000   1,312,500      0.66




                         AMERICAN GAS INDEX FUND, INC.

                      STATEMENT OF NET ASSETS (continued)


                                                          Market Value  Percent of
                                                  Shares   (Note 1)     Net Assets
                                                  ------  ------------  ----------

COMMON STOCKS (continued)
Equitable Resources, Inc......................... 50,000   $1,303,125      0.65%
MDU Resources Group, Inc. ....................... 52,500    1,200,938      0.60
Northern States Power Co. ....................... 50,000    1,159,375      0.58
Niagara Mohawk Holdings, Inc.*................... 80,000    1,075,000      0.54
Energy East Corp................................. 20,000    1,051,250      0.52
Cinergy Corp..................................... 37,500    1,031,250      0.51
Laclede Gas Co. ................................. 46,000      963,125      0.48
Baltimore Gas and Electric Co. .................. 37,500      951,562      0.48
Pennsylvania Enterprises, Inc.................... 39,500      948,000      0.47
North Carolina Natural Gas Corp.................. 30,000      911,250      0.45
Colonial Gas Co. ................................ 25,000      862,500      0.43
L G & E Energy Corp. ............................ 40,000      832,500      0.42
Interstate Energy, Inc. ......................... 30,000      795,000      0.40
Wisconsin Energy Corp............................ 30,000      783,750      0.39
Energen Corp. ................................... 45,000      672,187      0.34
Dynegy, Inc. .................................... 47,300      665,156      0.33
DPL, Inc. ....................................... 40,000      660,000      0.33
Commonwealth Energy System Co. .................. 17,000      654,500      0.33
South Jersey Industries, Inc..................... 30,000      648,750      0.32
NUI Corp. ....................................... 30,000      646,875      0.32
Yankee Energy System, Inc. ...................... 27,500      634,219      0.32
Connecticut Energy Corp. ........................ 25,000      606,250      0.30
CTG Resources, Inc. ............................. 25,000      603,125      0.30
TECO Energy, Inc. ............................... 30,000      596,250      0.30
Citizens Utilities Co., Series B*................ 75,000      581,250      0.29
SEMCO Energy, Inc................................ 36,750      565,031      0.28
Rochester Gas & Electric Corp.................... 20,000      512,500      0.26
Orange and Rockland Utilities, Inc...............  7,500      430,781      0.22
Illinova Corp.................................... 20,000      423,750      0.21
UGI Corp. ....................................... 25,000      417,188      0.21
Connectiv, Inc. ................................. 20,000      387,500      0.19
Public Service Co. of New Mexico................. 22,500      382,500      0.19
WPS Resources Corp. ............................. 12,500      368,750      0.18
EnergySouth, Inc................................. 16,000      328,000      0.16
Providence Energy Corp........................... 17,000      312,375      0.16
MidAmerican Energy Holdings Co................... 10,000      280,000      0.14
SIGCORP, Inc. ................................... 10,000      273,750      0.14
EnergyNorth, Inc. ...............................  9,000      247,500      0.12
Central Hudson Gas and Electric Corp.............  6,500      232,781      0.12
Sierra Pacific Resources.........................  6,000      211,125      0.11
Fall River Gas Co................................ 10,000      176,250      0.09
Chesapeake Utilities Corp. ...................... 10,000      160,625      0.08



                         AMERICAN GAS INDEX FUND, INC.

                      STATEMENT OF NET ASSETS (continued)


                                                         Market Value  Percent of
                                                 Shares   (Note 1)     Net Assets
                                                 ------  ------------  ----------

COMMON STOCKS (continued)
Southwestern Energy Co. ........................ 22,000  $    155,375     0.08%
Roanoke Gas Co. ................................  7,500       146,250     0.07
Berkshire Energy Resources......................  7,500       143,437     0.07
Entergy Corp....................................  5,000       137,500     0.07
Valley Resources, Inc........................... 12,000       126,000     0.06
P P & L Resources, Inc. ........................  5,000       123,750     0.06
Delta Natural Gas Co., Inc. ....................  6,500       116,187     0.06
Corning Natural Gas Corp........................  4,500        96,750     0.05
Energy West, Inc. ..............................  7,500        65,625     0.03
USX-Marathon Group..............................  2,000        55,000     0.03
Minnesota Power, Inc. ..........................  2,000        39,500     0.02
Virginia Gas Co................................. 15,000        37,500     0.02
UNITIL Corp.....................................  1,000        23,000     0.01
                                                          ------------  -------
Total Common Stocks (Cost $122,813,982).........          196,818,670    98.26
                                                          ------------  -------
REPURCHASE AGREEMENT
With PaineWebber Inc., at 4.80%, dated 3/31/99,
 to be repurchased at $2,187,597 on 4/1/99,
 collaterized by U.S. Treasury Notes due
 12/31/99 (Cost $2,187,305).....................           2,187,305     1.09
                                                        ------------  -------
Total Investments (Cost $125,001,287)...........         199,005,975    99.35
Other Assets Less Liabilities...................           1,310,835     0.65
                                                        ------------  -------
Net Assets (Note 5).............................        $200,316,810   100.00%
                                                        ============  =======
Net Asset Value Per Share (Based on 12,305,907
 Shares Outstanding)............................              $16.28
                                                        ============

                             *Non-income producing

                       See Notes to Financial Statements.

                         AMERICAN GAS INDEX FUND, INC.

                            STATEMENT OF OPERATIONS

                       For the Year Ended March 31, 1999



Investment Income
 Dividends....................................................... $  7,929,361
 Interest........................................................      383,326
                                                                  ------------
  Total Investment Income........................................    8,312,687
                                                                  ------------
Expenses
 Investment Advisory Fee (Note 2)................................      901,335
 Accounting and Administrative Service Fee (Note 2)..............      788,668
 Administrative Fee (Note 2).....................................      225,334
                                                                  ------------
  Total Expenses.................................................    1,915,337
                                                                  ------------
Net Investment Income............................................    6,397,350
                                                                  ------------
Net Realized Gain on Investment Transactions.....................    9,883,696
Change in Net Unrealized Appreciation of Investments.............  (30,421,779)
                                                                  ------------
Net Loss on Investments..........................................  (20,538,083)
                                                                  ------------
Net Decrease in Net Assets Resulting from Operations............. $(14,140,733)
                                                                  ============


                       See Notes to Financial Statements.



                         AMERICAN GAS INDEX FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                         For the Years Ended March 31,



                                                        1999          1998
                                                    ------------  ------------

Increase (Decrease) in Net Assets
Operations
 Net Investment Income............................. $  6,397,350  $  6,200,861
 Net Realized Gain on Investment Transactions......    9,883,696    10,027,070
 Change in Net Unrealized Appreciation of
  Investments......................................  (30,421,779)   40,256,921
                                                    ------------  ------------
  Net Increase (Decrease) in Net Assets Resulting
   from Operations.................................  (14,140,733)   56,484,852
                                                    ------------  ------------
Distributions to Shareholders
 From Net Investment Income........................   (6,353,353)   (6,222,067)
 From Net Realized Gain on Investments.............   (8,531,808)   (1,570,262)
                                                    ------------  ------------
  Total Distributions to Shareholders..............  (14,885,161)   (7,792,329)
                                                    ------------  ------------
Share Transactions
 Net Proceeds from Sales of Shares.................   35,889,754    47,979,895
 Reinvestment of Distributions.....................   13,403,164     6,937,426
 Cost of Shares Redeemed...........................  (64,317,934)  (72,300,100)
                                                    ------------  ------------
  Net Decrease in Net Assets Resulting from Share
   Transactions....................................  (15,025,016)  (17,382,779)
                                                    ------------  ------------
  Total Increase (Decrease) in Net Assets..........  (44,050,910)   31,309,744
Net Assets -- Beginning of Year....................  244,367,720   213,057,976
                                                    ------------  ------------
Net Assets -- End of Year.......................... $200,316,810  $244,367,720
                                                    ============  ============
Shares
 Sold..............................................    2,006,326     2,842,334
 Issued in Reinvestment of Distributions...........      764,283       402,257
 Redeemed..........................................   (3,612,456)   (4,449,482)
                                                    ------------  ------------
  Net Decrease in Shares...........................     (841,847)   (1,204,891)
                                                    ============  ============




                       See Notes to Financial Statements.



                         AMERICAN GAS INDEX FUND, INC.

                              FINANCIAL HIGHLIGHTS



                                     For the Years Ended March 31,
                              -------------------------------------------------
                                1999       1998      1997      1996      1995
                              --------   --------  --------  --------  --------

Per Share Operating
 Performance
 Net Asset Value --
   Beginning of Year........  $  18.59   $  14.84  $  13.25  $  11.13  $  11.08
                              --------   --------  --------  --------  --------
Income from Investment
 Operations:
 Net Investment Income......      0.51       0.47      0.45      0.45      0.44
 Net Realized and Unrealized
  Gain (Loss) on
  Investments...............     (1.63)      3.87      1.60      2.13      0.05
                              --------   --------  --------  --------  --------
  Total from Investment
   Operations...............     (1.12)      4.34      2.05      2.58      0.49
                              --------   --------  --------  --------  --------
Distributions to
 Shareholders:
 From Net Investment Income.     (0.51)     (0.47)    (0.46)    (0.46)    (0.44)
 From Net Realized Capital
  Gain......................     (0.68)     (0.12)       --        --        --
                              --------   --------  --------  --------  --------
  Total Distributions.......     (1.19)     (0.59)    (0.46)    (0.46)    (0.44)
                              --------   --------  --------  --------  --------
 Net Increase (Decrease) in
  Net Asset Value...........     (2.31)      3.75      1.59      2.12      0.05
                              --------   --------  --------  --------  --------
 Net Asset Value -- End of
  Year......................  $  16.28   $  18.59  $  14.84  $  13.25  $  11.13
                              ========   ========  ========  ========  ========
Total Investment Return.....     (6.35)%    29.62%    15.60%    23.46%     4.72%
Ratios to Average Net Assets
 Expenses...................      0.85%      0.85%     0.85%     0.85%     0.85%
 Net Investment Income......      2.84%      2.83%     3.06%     3.71%     4.04%
Supplementary Data
 Portfolio Turnover Rate....      10.4%      12.9%      8.2%     10.0%      8.5%
 Net Assets at End of Year
  (in thousands)............  $200,317   $244,368  $213,058  $204,000  $188,544
 Number of Shares
  Outstanding at End of Year
  (in thousands)............    12,306     13,148    14,353    15,391    16,941





                       See Notes to Financial Statements.

                         AMERICAN GAS INDEX FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                                March 31, 1999



1. SIGNIFICANT ACCOUNTING POLICIES

American Gas Index Fund, Inc. (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment company. The Fund is authorized to issue 1,000,000,000 shares of $0.001 par value capital stock. The Fund invests primarily in the common stock of natural gas distribution and transmission companies. Since the Fund has a specialized focus, it carries more risk than a fund that invests more generally. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Fund follows.

    (a) Securities listed on stock exchanges are valued at the last sales price of the applicable exchange. Over-the-Counter securities are valued at the last sales price. If market quotations are not readily available, the Board of Directors will value the Fund's securities in good faith.

    (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are computed on an identified cost basis.

    (c) Net investment income is computed, and dividends are declared quarterly. Dividends are reinvested in additional shares unless shareholders request payment in cash. Capital gains, if any, are distributed annually.

    (d) The Fund complies with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes all net investment income to its shareholders. Therefore, no Federal income tax provision is required.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment advisory and management services are provided by Money Management Associates (the "Adviser"). Under an agreement with the Adviser, the Fund pays a fee for such services at an annual rate of 0.40% of the average daily net assets of the Fund. Certain Officers and Directors of the Fund are affiliated with the Adviser.

Rushmore Trust and Savings, FSB (the "Rushmore Trust"), a majority-owned subsidiary of the Adviser, provides transfer agency, dividend-disbursing and other shareholder services to the Fund. In addition, Rushmore Trust serves as custodian of the Fund's assets and pays the operating expenses of the Fund. For these services Rushmore Trust receives an annual fee of 0.35% of the average daily net assets of the Fund.

The American Gas Association (A.G.A.) serves as administrator for the Fund. As administrator, A.G.A. is responsible for calculating and maintaining the Index and providing the Fund with information concerning the natural gas industry. For these services the Fund pays a fee at an annual rate of 0.10% of the average daily net assets of the Fund.

3. SECURITIES TRANSACTIONS

For the year ended March 31, 1999, purchases of securities were $22,477,220, and sales of securities were $30,439,272. These totals exclude short-term securities.

4. UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS

As of March 31, 1999, net unrealized appreciation of investments for Federal income tax purposes was $72,840,720 of which $76,935,426 related to appreciated investments and $4,094,706 related to depreciated investments. At March 31, 1999, the cost of the Fund's securities for Federal income tax purposes was $126,165,255.

5. NET ASSETS

At March 31, 1999 net assets consisted of the following:


Paid-in-Capital................................................... $121,728,878
Net Unrealized Appreciation of Investments........................   74,004,688
Accumulated Realized Gain on Investment Transactions..............    4,506,186
Undistributed Net Investment Income...............................       77,058
                                                                   ------------
NET ASSETS........................................................ $200,316,810
                                                                   ============

                         INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors of American Gas Index Fund, Inc.:

We have audited the statement of net assets of American Gas Index Fund, Inc. (the "Fund") as of March 31, 1999, the related statement of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of American Gas Index Fund, Inc. at March 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

 Deloitte & Touche LLP

Princeton, New Jersey
April 30, 1999

                               [LOGO]

                        American Gas Index Fund

                             Annual Report

                            March 31, 1999

                                PART C

                                PART C
                           OTHER INFORMATION

                     American Gas Index Fund, Inc.



ITEM 23.  Exhibits

(a)(1)    Articles of Incorporation. 3/
(b)       Bylaws of Registrant. 3/
(c)       Voting Trust Agreement. 2/
(d)       Management Contract between Registrant and Money Management
          Associates. 1/
(e)       Underwriting Contracts. 2/
(f)       Bonus or Profit Sharing Contracts. 2/
(g)       Custody Agreement between Registrant and Rushmore Trust and
          Savings, FSB. 1/
(h)(1) Administrative Services Agreement between Registrant and Rushmore Trust and Savings, FSB. 1/
(h)(2) Administrative Services Agreement between Registrant and American Gas Association. 1/
(h)(3) Agreement between Money Management Associates and Rushmore Services, Inc. as amended. 1/
(i) Opinion of Dunnells, Duvall, Bennett & Porter, regarding the legality of securities being registered. 3/
(j) Consent of Deloitte & Touche LLP, independent public accountants for the Registrant. 1/
(k)       Omitted Financial Statements. 2/
(l)       Initial Capital Agreements. 2/
(m)       Rule 12b-1 Plan. 2/
(n)       Financial Data Schedule for the Registrant. 1/
(o)       Rule 18f-3 Plan. 2/


1/   Filed herewith.

2/   None.

3/   Incorporated by reference to the Registrant's Registration
     Statement on Form N-1A, previously filed with the Securities and Exchange Commission on February 17, 1989 (Registration Nos. 33-25678 and 811-5702).


ITEM 24.  Persons Controlled By or Under Common Control with the Fund

The following persons may be deemed to be directly or indirectly controlled by or under common control with the Fund, a Maryland corporation:



                                                                       Percentage of Voting Securities
                                        State of Organization and      Owned and/or Controlled by the
                                         Relationship (if any) to          Controlling Persons or
             Company                             the Fund               Other Basis of Common Control
             -------                    -------------------------      -------------------------------

Money Management Associates ("MMA"   a District of Columbia limited    Daniel L. O'Connor holds 100% of
or the "Adviser")                    partnership, registered           the voting authority in MMA in
                                     transfer agent and registered     Daniel L. O'Connor's capacity as
                                     investment adviser to four        the sole general partner of MMA.
                                     investment companies, including
                                     the Fund

Rushmore Trust and Savings, FSB      a Maryland corporation, and a     72.2% of the voting securities of
("RTS" or the "Administrator")       registered transfer agent,        RTS is held by MMA, and 27.6% of
                                     which provides transfer agency,   the voting securities of RTS is
                                     dividend disbursing, and          held by Daniel L. O'Connor, the
                                     shareholder services to the       sole general partner of MMA.
                                     Fund, and serves as the Fund's
                                     custodian

Rushmore Services, Inc. ("RSI")      a Maryland Corporation which      100% of the voting securities of
                                     provides certain services to      RSI is owned by MMA.
                                     the Fund

The Rushmore Fund, Inc.              a Maryland corporation, and a
                                     registered investment company,
                                     which is advised by MMA

Fund for Tax-Free Investors, Inc.    a Maryland corporation, and a
                                     registered investment company,
                                     which is advised by MMA

Fund for Government Investors        a Delaware business trust, and
                                     a registered investment
                                     company, which is advised by
                                     MMA

Cappiello-Rushmore Trust             a Delaware business trust, and
                                     a registered investment
                                     company, of which MMA is the
                                     administrator




ITEM 25.  Indemnification

  The Fund's Articles of Incorporation provides that officers and Directors shall be indemnified by the Fund against liabilities and expenses of defense in proceedings against them by reason of the fact that they serve as officers or Directors of the Fund or as an officer or director of another entity at the request of the entity. The indemnification is subject to the following conditions:

     (a) no Director or officer is indemnified against all liability to the Fund or its security holders which was the result of any willful misfeasance, bad faith, gross negligence or reckless disregard of his duties;

     (b) officers and Directors are only indemnified for actions taken in good faith which they believed were in or not opposed to the best interests of the Fund;

     (c) expenses of any suit or proceeding will be paid in advance only if the persons who will benefit by such advance undertake to repay the expenses unless it is subsequently determined that they are entitled to indemnification.

  The Articles of Incorporation provide that if indemnification is not ordered by a court, it may be authorized upon determination by shareholders, by a majority vote of a quorum of the Directors who were not parties to the proceedings or if a quorum is not obtainable, or if directed by a quorum of disinterested Directors, by independent legal counsel in a written opinion that the persons to be indemnified have met the applicable standard.

  In connection with the approval of indemnification to officers and Directors, the Fund hereby undertakes in all cases where indemnification is not ordered by a court not to submit any proposed indemnification to a vote of its shareholders or Directors unless it has obtained a legal opinion from independent counsel that the product of the persons seeking indemnification did not involve willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

  Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to Directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such Director, officer, or controlling person in connection with the securities being registered, the Registrant, unless in the opinion of the Registrant's counsel the matter has been settled by controlling precedent, will submit to a court of appropriate jurisdiction the question whether such indemnification by the Registrant is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.



ITEM 26.  Business and Other Connections of the Investment Adviser

Money Management Associates ("MMA"), 100 Lakeshore Drive, Suite 1555, North Palm Beach, Florida 33408, a limited partnership organized under the laws of the District of Columbia on August 15, 1974, has one general partner and two limited partners. Daniel L. O'Connor is the general partner and sole employee of MMA. Limited partners Martin M. O'Connor and John R. Cralle, are full-time employees of Rushmore Services, Inc. ("RSI"), a subsidiary of MMA, at 4922 Fairmont Avenue, Bethesda, Maryland 20814.

MMA also serves as the investment adviser to Fund for Government
Investors, The Rushmore Fund, Inc., and Fund for Tax-Free Investors, Inc., all regulated investment companies since their inception.


ITEM 27.  Principal Underwriters
Not applicable


ITEM 28.  Location of Accounts and Records
The physical location for all accounts, books, and records required to be maintained and preserved by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 and 31a-2 thereunder, is 4922 Fairmont Avenue, Bethesda, Maryland 20814.


ITEM 29.  Management Services
Not Applicable


ITEM 30.  Undertakings
  None.

                              SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in this City of Bethesda in the State of Maryland, on the 19th day of May, 1999.

                              American Gas Index Fund, Inc.

                              By:


                              /s/ Richard J. Garvey
                              Richard J. Garvey, Chairman of the Board


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Name                            Title                     Date
----------------------          ---------------------     -------------

/s/ Philip Borish               Director                  May 19, 1999
Philip Borish

                                Director                  May 19, 1999
Bette Clemens

/s/ Louis T. Donatelli          Director                  May 19, 1999
Louis T. Donatelli

/s/ Richard J. Garvey           Chairman, President,      May 19, 1999
Richard J. Garvey               Treasurer and Director

/s/ George H. Lawrence          Director                  May 19, 1999
George H. Lawrence

/s/ Carl Levin                  Director                  May 19, 1999
Carl Levin

/s/ Patrick F. Noonan           Director                  May 19, 1999
Patrick F. Noonan

/s/ Daniel L. O'Connor          Director                  May 19, 1999
Daniel L. O'Connor

/s/ David N. Parker             Director                  May 19, 1999
David N. Parker

/s/ Eugene A. Tracy             Director                  May 19, 1999
Eugene A. Tracy